EXHIBIT 10.4

               SECOND AMENDED AND RESTATED LIQUIDITY UNDERTAKING

      This Second Amended and Restated Liquidity Undertaking (this "Agreement"), dated effective as of January 31, 1997, is executed and delivered by NL INDUSTRIES, INC., a New Jersey corporation ("NL Industries"), KRONOS, INC., a Delaware corporation f/k/a Kronos (USA), Inc. ("Kronos") (NL Industries and Kronos are sometimes hereinafter individually called a "Shareholder" and collectively called "Shareholders") and KRONOS INTERNATIONAL, INC., a Delaware corporation ("Borrower") to and in favor of HYPOBANK INTERNATIONAL S.A. ("Agent"), as Agent for the Banks (hereinafter defined), and the Banks.

                                  WITNESSETH:

      Borrower, Kronos Titan-GmbH, Agent and the Banks are, concurrently herewith, entering into that certain Second Amended and Restated Loan Agreement dated as of January 31, 1997 (as the same may be amended or supplemented from time to time now or hereafter, the "Loan Agreement"), which Loan Agreement amends and restates that certain Amended and Restated Loan Agreement dated as of October 15, 1993, among Borrower, Agent, Banque Paribas, as Co-Agent ("Co-Agent"), and the Banks (or their precedessors in interest) (the "First Restated Agreement"), which First Restated Agreement amends and restates that certain Loan Agreement dated as of May 30, 1990, among Borrower, Agent, Co-Agent and the Banks (or their predecessors in interest), as amended by that certain
(i) First  Amendment  Agreement  dated as of  December  31,  1990,  (ii)  Second
Amendment  Agreement  dated as of March  22,  1991,  and (iii)  Third  Amendment
Agreement  (herein   so-called)  dated  as  of  June  15,  1992  (the  "Original
Agreement").

      Pursuant to the Third Amendment Agreement, the parties hereto executed that certain Liquidity Undertaking dated as of June 15, 1992 (the "Original Liquidity Undertaking"). Pursuant to the First Restated Agreement, the parties hereto executed that certain Amended and Restated Liquidity Undertaking dated as of October 15, 1993 (the "First Restated Liquidity Undertaking") which amended and restated the Original Liquidity Undertaking. In order to induce Agent and the Banks to enter into the Loan Agreement, Shareholders and Borrower desire to amend and restate the First Restated Liquidity Undertaking as herein set forth.

      NOW, THEREFORE, for and in consideration of the Loan Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the First Restated Liquidity Undertaking is amended and restated in its entirety as follows:

      i. Definitions. Unless otherwise defined in this Agreement, initially capitalized terms used in this Agreement shall have the meanings ascribed to them in the Loan Agreement. As used in this Agreement, the phrase "any Shareholder" means any Shareholder and/or both Shareholders.

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      ii.         Maintenance of Liquidity.

                        (i)   Liquidity Report. By 5:00 p.m. (New York, New York
                              time) on each Business Day (i) which occurs prior to January 1, 2001 and (ii) which is the first Business Day immediately preceding any date upon which Borrower is required to make any payment of principal or interest on the Loans (any such Business Day herein a "Report Date" and any such date upon which Borrower is required to make any such payment hereinafter called a "Payment Date") but excluding any day upon which the payment of principal on the Loan is due as a result of the acceleration thereof, Borrower agrees to provide Shareholders and Agent with a report (the "Liquidity Report") identifying Borrower's Liquidity Level as of the prior Business Day (each such prior Business Day herein a "Date of Determination") and showing, in reasonable detail, Borrower's Liquidity Level and the manner in which such Liquidity Level was calculated. As used herein, the term "Liquidity Level" means, as of each Date of Determination the sum of (i) Borrower's Cash Position, plus (ii) without duplication, each Consolidated Subsidiaries' Cash Position, plus (iii) if no Default has occurred, the amount available to be borrowed by Borrower under the terms of Section 2.04 of the Loan Agreement but excluding any amounts available to be borrowed by Borrower under any other credit facilities, minus (iv) the amount of all the payments scheduled to be made under the Loans on the Payment Date immediately following the Report Date. As used herein, the term "Cash Position" means, with respect to any Person, the amount, expressed in Deutsche Mark, equal to the remainder of (A) the sum of such Person's cash and cash equivalents (determined in accordance with German GAAP with respect to Borrower and its Consolidated Subsidiaries or determined on an unconsolidated basis but otherwise in accordance with accounting principles generally accepted in the United States ["U.S. GAAP"] with respect to the Shareholders, both consistently applied) plus the market value of such Person's Marketable Securities minus (B) without duplication, the aggregate amount of any Indebtedness secured by any Lien, other than a Lien in favor of Agent as security for the Loans, affecting such cash, cash equivalents and/or Marketable Securities (in each case not to exceed the amount

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                              or value of the particular  cash, cash equivalents
                              or Marketable Securities affected by such Lien). As used herein, the term "Marketable Securities" means all stocks, bonds, notes or other securities which are regularly traded on any recognized national or international market or exchange and are otherwise freely transferable. The market value of Marketable Securities shall be determined as of each Date of Determination by reference to a
                              market   price   quoted  as  of  such  date  in  a
                              recognized national or international market or exchange for the Marketable Securities in question and otherwise on a basis reasonably satisfactory
                              to  the  Majority   Banks.   If  any  cash,   cash
                              equivalent or the value of Marketable Securities is denominated in any currency other than Deutsche Mark, then, for purposes of calculating the Cash Position under this Agreement, the equivalent amount of Deutsche Mark shall be determined by using the Spot Rate existing as of the applicable Date of Determination. As used in this Agreement, the term "Spot Rate", with respect to any currency and any day, means the rate determined based on the "Frankfurt Foreign Exchange Fixing" for the offered rates to purchase Deutsche Mark with such currency as reflected on the display designated as page "1011" on the Telerate Systems, Incorporated service (or such other page as may replace page
                              "1011"  on  that   service  for  the  purposes  of
                              displaying such offered rates) at or about 11:00 a.m. London time on such date. If at least two such offered rates appear on such display, the rate for such date will be the arithmetic mean of such offered rates.

                        (ii) Borrower Liquidity Deficit; Required Investment. If Borrower's Liquidity Level is less than DM 25,000,000 (Deutsche Mark Twenty Five Million) as of any Date of Determination, Shareholders shall on a joint, several, irrevocable and unconditional basis (but subject to subparagraph (d) of this Paragraph 2), within ten (10) days after being given the applicable Liquidity Report (or if such Liquidity Report is not delivered, within ten (10) days after being given written notice from Agent) either make Capital Contributions to Borrower and/or make Subordinated Loans to Borrower, in either case in an aggregate amount sufficient so that, after giving effect to such contributions and/or such loans and the receipt of such funds by Borrower, Borrower's Liquidity Level (calculated as if such contributions and/or

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                              loans  were  made  as of the  applicable  Date  of
                              Determination) shall equal or exceed DM 25,000,000 (Deutsche Mark Twenty Five Million); provided that the aggregate amount of Capital Contributions and
                              Subordinated   Loans  made  by   Shareholders   to
                              Borrower after January 31, 1997 and prior to January 1, 2001 pursuant to this Agreement shall
                              not  exceed  an  aggregate   amount  equal  to  DM
                              125,000,000 (Deutsche Mark One Hundred Twenty-Five
                              Million)   (the   "Maximum   Required   Investment
                              Amount"); and provided further that Shareholders' obligations to make Capital Contributions and/or Subordinated Loans up to the Maximum Required Investment Amount shall be satisfied by any of the following: (A) to the extent and in an amount equal to, as of the date of determination, the positive remainder (if any) of (1) the aggregate
                              amount   of    Shareholders'    optional   Capital
                              Contributions  and/or  Subordinated  Loans made to
                              Borrower   after  January  31,  1997  for  general
                              corporate purposes (including, without limitation, optional prepayments) minus (2) the sum of the aggregate amount of Restricted Payments made by Borrower prior to the date of determination but
                              after   January  31,  1997   pursuant  to  Section
                              16.20(b) of the Loan Agreement plus the aggregate amount of Restricted Payments permitted (as of the date of determination) to be made by Borrower on or after the date of determination pursuant to
                              Section 16.20(b) of the Loan Agreement, and (B) an amount equal to the Liquidity Undertaking Credit in effect as of the date of determination. The term "Capital Contributions" means contributions by a Shareholder to the equity of Borrower. The
                              term   "Subordinated   Loans"  means  loans  by  a
                              Shareholder  to Borrower  on terms and  provisions
                              acceptable  to  such   Shareholder  and  Borrower;
                              provided that such loans are "Subordinated Debt", as such term is defined in the Loan Agreement.

                        (iii) Event    of    Default;    Required    Investment.
                              Notwithstanding anything to the contrary contained elsewhere in this Agreement, if an Event of Default has occurred and is continuing and Agent shall have given Borrower and Shareholders written notice requesting or requiring performance under this subparagraph (c), then Borrower and Shareholders' jointly and severally agree as follows:


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                  (i) a  Liquidity  Report  shall be  provided  by  Borrower  to
            Shareholders and Agent within two Business Days after Borrower's receipt of such notice referred to in this subparagraph (c), which Liquidity Report shall identify Borrower's Liquidity Level as of the Business Day immediately succeeding the date of such notice (the "Default Date of Determination"); provided, however that, for purposes of this subparagraph (c), the term "Liquidity Level" shall mean (without duplication) (A) the Liquidity Level as defined in subparagraph (a) of this Paragraph 2 minus, (B) the aggregate unpaid principal amount of the Loans, minus (C) the aggregate of the accrued and unpaid interest and fees under the Loan Agreement and the other Loan Documents; and

                  (ii) based upon the Liquidity Level as so determined in accordance with clause (i) immediately preceding, the Shareholders shall, on a joint, several, irrevocable and unconditional basis (but subject to subparagraph (d) of this Paragraph 2), within ten (10) days after being given such notice from Agent, either make Capital Contributions to Borrower and/or make Subordinated Loans to Borrower, in either case in an aggregate amount sufficient so that, after giving effect to such contributions and/or such loans and the receipt of such funds by Borrower, Borrower's Liquidity Level (as defined in this subparagraph (c) and calculated as if such contributions and/or loans were made as of the applicable Default Date of Determination) shall equal or exceed DM 25,000,000 (Deutsche Mark Twenty Five Million); provided that the aggregate amount of Capital Contributions and Subordinated Loans made by Shareholders to Borrower after January 31, 1997 and prior to January 1, 2001 pursuant to this Agreement shall not exceed the Maximum Required Investment Amount. Notwithstanding anything to the contrary that may be contained in this Agreement, payments by NL Industries under the NL Guaranty will not reduce or otherwise affect the Maximum Required Investment Amount.

                        (iv) Priority of Contributions by Shareholders. Each time the Shareholders are required to make Capital Contributions or Subordinated Loans (the "Required Contributions") under subparagraphs (b) or (c) of this Paragraph 2, Kronos shall be obligated to make so much of the Required Contributions as it is able to make from funds received from or otherwise attributable to its operations before NL Industries (i) makes any portion of the Required Contributions or (ii) contributes funds to Kronos to enable Kronos to make the Required Contributions. Kronos agrees that it will not utilize any funds received from NL Industries to make any Required Contributions until it has utilized all the then available funds which are received from or otherwise attributable to its operations. After Kronos has satisfied its obligations under the preceding two sentences or

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                              if   Kronos    is   unable   to   make    Required
                              Contributions,   then  NL   Industries   will,  if
                              necessary, promptly (within the ten (10) day period specified in subparagraph (c) of this Paragraph 2) make the Required Contributions or the remainder thereof left unpaid.

                        (v) Payments. All payments by either Shareholder under this Agreement shall be in immediately available funds and made directly to Borrower's account number 5803610284 maintained at Bayerische Hypotheken-und Wechselbank AG in Munich, Germany. All payments by the Shareholders hereunder shall be made without setoff, deduction or counterclaim for amounts owed to any Shareholder by Borrower. Each Shareholder irrevocably waives, to the fullest extent permitted by law, all defenses, rights of setoff and counterclaims, which may now exist or hereafter arise with respect to such payments or other obligations under this Agreement. All payments by each Shareholder under this Agreement shall also be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes now or hereafter imposed on Borrower or its property, except to the extent that such withholding or deduction is required by applicable law.

                        (vi) Borrower Obligations. Borrower hereby irrevocably and unconditionally agrees to either (i) authorize (to the extent necessary), issue and sell capital stock to Shareholders, in connection with any Capital Contributions, or (ii) authorize and issue promissory notes and any other necessary documents to evidence the Subordinated Loans or (iii) take such other action at such time as is necessary for Shareholders to comply with the provisions of this Paragraph 2. Neither the obligations of Borrower under this subparagraph (f), any other provision of this Agreement or any other Loan Document nor the performance thereof shall be a condition to the obligations of Shareholders to pay to Borrower the amounts required under this Agreement; provided that either Shareholder's performance shall not constitute a waiver of any rights against Borrower.

                        (vii) Termination. The obligations of Shareholders under
                              this Paragraph 2 shall terminate on January 1, 2001 (the "Termination Date") except with respect to any obligation under this Paragraph 2 which remains unsatisfied on the

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                              Termination   Date  and  except  as   provided  in
                              subparagraph (j) and (k) below.

                        (viii)Failure to Perform; No Proof of Damages;  Specific
                              Performance. Borrower and each Shareholder recognize and agree that in the event Borrower or any Shareholder fails to perform or observe any or all of its obligations under this Agreement, and if for any reason Agent or any Bank shall have failed to receive when due and payable (whether at stated maturity, by acceleration, or otherwise) the payment of all or any part of principal or interest or any other amount payable by Borrower under the Loan Agreement or the other Loan Documents, then in each such case it shall be assumed conclusively without necessity of proof that such failure by Borrower or Shareholders was the sole and direct cause of Agent or any Bank failing to receive such payment when due irrespective of any other contributing or intervening cause whatsoever. As a result of the forgoing, Shareholders and Borrower irrevocably waive to the full extent permitted by applicable law any right or defense that Borrower or Shareholders may have to cause Agent or any Bank to prove the cause or amount of any damages or to mitigate the same. In addition, and without limiting the forgoing, the parties hereto agree that in the event of such a failure, (i) it is impossible to measure in money the damages that would be suffered by Agent and the Banks, (ii) Agent and the Banks will be irreparably damaged and (iii) any remedy at law will be inadequate relief and, as a result, this Agreement shall be enforceable by Agent and the Banks in a court of equity by a decree of specific performance without the need of proving that a remedy at law is inadequate, Borrower and each Shareholder hereby waiving and agreeing not to raise the defense that an adequate remedy at law exists.

                        (ix) Non-impairment of Obligations upon Bankruptcy of Borrower. The obligations of Shareholders under this Agreement shall not be released, impaired, limited, reduced, discharged or otherwise affected on account of the insolvency, bankruptcy, arrangement, adjustment, composi tion, liquidation, disability, dissolution or lack of authority of Borrower or any Shareholder, whether now existing or hereafter arising and, in furtherance of the foregoing, each Shareholder waives, to the fullest extent permitted by

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                              applicable  law and for the  benefit  of, and as a
                              separate undertaking with, Agent and the Banks, any defense to the performance of this Agreement which may be available to either Shareholder as a consequence of Borrower not being in existence or this Agreement being rejected or otherwise not assumed by Borrower or any trustee or other
                              similar   official   for   Borrower   or  for  any
                              substantial part of the property of Borrower, or as a consequence of this Agreement being otherwise terminated or modified, in any bankruptcy or
                              insolvency   proceeding  whether  such  rejection,
                              non-assumption, termination or modification be by reason of this Agreement being held to be an executory contract or by reason of any other circumstance; provided that, if Borrower is no longer in existence or this Agreement shall be rejected or otherwise not assumed, or terminated or modified, each Shareholder agrees for the benefit of, and as a separate undertaking with, Agent and the Banks, that it will unconditionally, jointly and severally pay to Agent an amount equal to each payment which would otherwise be payable by Shareholders under or in connection with this Agreement to Borrower if this Agreement were not so rejected or otherwise not assumed or were otherwise not so terminated or modified (such amount to be payable to Agent to be applied to the indebtedness, liabilities and obligations owing under or pursuant to the Loan Documents (the "Loan Obligations")) and in such event, Borrower shall comply with its obligations under subparagraphs
                              (f) of  this  Paragraph  2.  Shareholders  further
                              agree   that   their    obligations   under   this
                              subparagraph (i) shall continue to be effective or
                              be   reinstated   (if  a  release,   discharge  or
                              termination has occurred but only to the extent of the amount discharged), as the case may be, if at any time any payment (or any part of such payment) to Agent or any Bank previously paid by either Shareholder under the terms of this subparagraph
                              (i) is rescinded or must otherwise be restored or disgorged by Agent or any Bank pursuant to any
                              bankruptcy,      insolvency,       reorganization,
                              receivership, liquidation or other debtor relief granted to any Shareholder or its successors or assigns. If, pursuant to the foregoing sentence,
                              the   obligations  of   Shareholders   under  this
                              subparagraph (i) shall continue to be effective or
                              be   reinstated   (if  a  release,   discharge  or
                              termination has occurred), any prior release, discharge or termination from

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                              the   terms  of  this   Agreement   given  to  any
                              Shareholder by Agent or any Bank shall be without effect.

                        (x) No Effect or Impairment. Each Shareholder consents to and agrees that its obligations under this Agreement will also not be discharged or affected by: (i) any acceptance, forbearance or release in respect of the rights of Agent or any of the Banks under the Loan Agreement or the other Loan Documents; (ii) any waiver or release of any right or option of Agent or any of the Banks under the terms of the Loan Agreement or other Loan Documents; (iii) any modification, extension, renewal or amendment of the terms of the Loan Agreement or other Loan Documents; (iv) the fact that the Loan Agreement or any other Loan Document shall be invalid, illegal or unenforceable, in whole or in part, for any reason; or (v) except as otherwise provided herein, any other act or omission of any kind by Agent, any Bank or
                              Borrower or any other circumstance whatsoever which might constitute a legal or equitable discharge of the Shareholders.

                        (xi) Liquidity Report; Liquidity Level. Borrower agrees to provide to Agent and Shareholders, promptly upon any request therefor by Agent or any Shareholders, such information in such detail as Agent or any Shareholder may reasonably request from time to time relating to the determination of the Liquidity Level from time to time. Furthermore, and notwithstanding anything to the contrary contained elsewhere in this Agreement, in the event that Borrower fails to timely provide a Liquidity Report or an accurate Liquidity Report in accordance with this Agreement within five (5) days after being given written notice from Agent to do so, then for all purposes of this Agreement, the Liquidity Level as of the applicable date shall be deemed to be the Liquidity Level, as reasonably determined by Agent in good faith, specified in a written notice to Borrower and Shareholders.

      iii. Representations and Warranties of Shareholders. In connection with this Agreement, Shareholders hereby jointly and severally represent and warrant to Agent and the Banks as follows, provided, however, that any representation or warranty contained in this Paragraph 3 made as to a particular Shareholder shall be deemed made in this Agreement only by such Shareholder:


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                        (i)   NL  Industries is the sole  shareholder  of Kronos
                              and Kronos is the sole shareholder of Borrower, and Shareholders have received and will continue to receive a direct and indirect material benefit from the making of this Agreement, the Loans and the transactions evidenced by and contemplated in the Loan Agreement and the other Loan Documents;
                              this  Agreement  is  given  by   Shareholders   in
                              furtherance of the direct and indirect business interests and corporate purposes of Shareholders, and is necessary to the conduct, promotion and attainment of the business of Shareholders; and the value of the consideration received and to be received by Shareholders pursuant to the Loan Agreement is reasonably worth at least as much as the liability and obligation of Shareholders under this Agreement;

                        (ii) Each Shareholder is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance by each Shareholder of this Agreement have been duly authorized by all requisite action on the part of each Shareholder and do not and will not violate or conflict with the articles of incorporation or bylaws of either Shareholder or any law, rule or regulation or any order, writ, injunction or decree of any court, governmental authority or arbitrator to which such Shareholder is subject and do not and will not result in the creation or imposition of any Lien upon any of the revenues or assets of either Shareholder. The execution and delivery of this Agreement and the performance of and compliance with the terms of this Agreement will not conflict with, constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which any Shareholder is a party or which may be applicable to any Shareholder or any of its assets;

                        (iii) This  Agreement,  when  executed and  delivered by
                              each Shareholder and Borrower, will constitute the joint and several and valid, legal and binding obligation of each Shareholder enforceable in accordance with its terms, except to the extent that enforcement may be limited by

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



                              bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by principles of equity;

                        (iv) As of the date of this Agreement, and after giving effect to this Agreement and the contingent obligations evidenced by this Agreement, each Shareholder is not, and will not be, insolvent (as such term is used or defined in all applicable bankruptcy, fraudulent transfer, insolvency, fraudulent conveyance and similar laws), and each Shareholder has and will have assets which, fairly valued, exceed its indebtedness, liabilities and obligations;

                        (v) All corporate acts and conditions required to be performed and satisfied prior to the execution and delivery of this Agreement, and to constitute this Agreement as the valid, binding and enforceable obligation of each Shareholder in accordance with its terms, except to the extent that enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by principles of equity, have been performed and satisfied in accordance with all applicable laws;

                        (vi) Each Shareholder is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all
                              Collateral and other collateral and security intended to secure or to be created to secure the Loans; however, each of Shareholders is not relying on such financial condition or such Collateral, collateral or security as an inducement to enter into this Agreement; and

                        (vii) Except for the execution of the Loan  Agreement by
                              Agent and Majority Banks, neither Agent, any of the Banks nor any other Person has made any representation, warranty or statement to, or promise, covenant or agreement with, any Shareholder in order to induce Shareholders to execute this Agreement.

      iv. Representations and Warranties of Borrower. In connection with this Agreement, Borrower hereby represents and warrants to Shareholders, Agent and the Banks as follows:


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



                        (i) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own its assets and carry on its business as now being or as proposed to be conducted, and has the corporate power and authority to execute, deliver and perform its obligations under this Agreement;

                        (ii) The execution, delivery and performance by Borrower of this Agreement have been duly authorized by all requisite action on the part of Borrower and do not and will not violate or conflict with the articles of incorporation or bylaws of Borrower or any law, rule or regulation or any order, writ, injunction or decree of any court, governmental authority or arbitrator to which Borrower is subject, and do not and will not result in the creation or imposition of any lien upon any of the revenues or assets of Borrower. The execution and delivery of this Agreement and the performance of and compliance with the terms of this Agreement will not conflict with, constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which Borrower is a party or which may be applicable to Borrower or any of its assets;

                        (iii) This  Agreement,  when  executed and  delivered by
                              each Shareholder and Borrower, will constitute the valid, legal and binding obligation of Borrower enforceable in accordance with its terms, except to the extent that enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by principles of equity; and

                        (iv) All corporate acts and conditions required to be performed and satisfied prior to the execution and delivery of this Agreement, and to constitute this Agreement as the valid, binding and enforceable obligation of Borrower in accordance with its terms, except to the extent that enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by

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



                              principles of equity, have been performed and satisfied in accordance with all applicable laws.

      v. Cumulative Remedies; No Election. The rights of Agent and the Banks under this Agreement shall be cumulative of any and all other rights that Agent and the Banks may ever have against any Shareholder or Borrower or arising under the Loan Documents, or at law or in equity. The exercise by Agent or any Bank of any right or remedy under this Agreement or under any other Loan Document, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. This Agreement may be enforced from time to time as often as occasion therefor may arise, and it is agreed that it shall not be necessary for Agent or any Bank, in order to enforce the provisions of this Agreement, first to exercise any rights against Borrower, any Shareholder or any other Person or institute suit or to exhaust any available remedies against security in its possession or under its control, or to resort to any other sources or means of obtaining payment of the Loans. The obligations and duties of Shareholders under this Agreement are independent of the obligations and duties of Borrower under the Loan Agreement or this Agreement, and a separate action or actions may be brought and prosecuted against Shareholders or either of them, on a joint and several basis, whether or not action is brought against Borrower or any other Person obligated in respect of the Loan and whether or not Borrower is joined in any such action or actions. In furtherance and not in limitation of the foregoing, the obligations and duties of NL Industries under this Agreement are independent of the obligations and duties of NL Industries under the NL Guaranty, payments made by NL Industries under the terms of this Agreement will not be credited against payments made or required to be made under the NL Guaranty, payments made by NL Industries under the NL Guaranty will not be credited against payments made or required to be made hereunder and the rights of Agent and the Banks under this Agreement are cumulative of all rights Agent and the Banks may have against NL Industries under the NL Guaranty.

      vi. Binding Effect. This Agreement is for the benefit of Borrower, Agent and the Banks, and their successors and assigns, and in the event of an assignment by Agent or any Bank, its successors or assigns, of the Loans, or any part of the Loans, the rights and benefits under this Agreement, to the extent applicable to the indebtedness, liabilities and obligations so assigned, may be transferred with such indebtedness, liabilities and obligations. This Agreement is binding, not only upon Shareholders and Borrower, but upon their respective successors and assigns; provided that neither Borrower nor any Shareholder may assign any of its rights or obligations hereunder without the prior written consent of the Majority Banks.

      vii. Right of Setoff. With respect to all obligations of Shareholders hereunder owed to Agent or the Banks, each Shareholder hereby grants to Agent and the Banks a right of setoff upon any and all monies, securities or other property of

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



            such Shareholder, and the proceeds therefrom, now or hereafter held or received by or in transit to Agent or any Bank from or for the account of such Shareholder, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of such Shareholder, and any and all claims of such Shareholder against Agent or any Banks at any time existing.

      viii. Further Assurances. Upon the reasonable request of Agent, each Shareholder will, at any time and from time to time, duly execute and deliver to Agent any and all such further agreements, documents and instruments, and supply such additional information, as may be necessary or advisable, in the reasonable opinion of Agent, to obtain the full benefits of this Agreement, provided, however, that delivery of such additional information is subject to receipt of an executed Confidentiality Agreement with respect to confidential information of any Shareholder or any Person Controlled directly or indirectly by such Shareholder.

      ix. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

      x. Modification in Writing. No modification, consent, amendment or waiver of any provision of this Agreement, and no consent to any departure by any Shareholder or Borrower from the terms of this Agreement, shall be effective unless the same shall be in writing and signed by the Majority Banks and then shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or other modification of, or consent to any departure from, the provisions of Paragraph 2 of this Agreement or this Paragraph 10 shall be effective unless the same shall be in writing and signed by Banks who hold at least 80% (eighty percent) of the aggregate unpaid principal amount of the Loans.

      xi. No Waiver, Etc. No notice to or demand on any Shareholder in any case shall, of itself, entitle any Shareholder to any other or further notice or demand in similar or other circumstances. No delay or omission by Agent or any Bank in exercising any power or right under this Agreement shall impair any such power or right or be construed as a waiver thereof or any acquiescence therein, and no

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



            single or partial exercise of any such power or right shall preclude other or further exercise thereof or the exercise of any other power or right under this Agreement.

      xii. Expenses. If any Shareholder or Borrower should breach or fail to perform any provision of this Agreement, Shareholders agree to pay to Agent all reasonable costs and expenses (including court costs and reasonable attorneys' fees of outside counsel) incurred by Agent in the enforcement of this Agreement.

      xiii. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      xiv. Notices. Unless otherwise specifically provided in this Agreement, any notice or other communication required or permitted to be given under this Agreement shall be in writing and may be personally served, telefaxed, telecopied, telexed or sent by courier service or first class prepaid mail (airmail if to an address in a foreign country from the party writing) and shall be deemed to have been given when delivered in person or by courier service, upon transmission of a telefax, telecopy or telex or four (4) days after deposit in the mail (registered, with postage prepaid and properly addressed). For the purposes of this Agreement, the addresses of Borrower, Shareholders and Agent (until fifteen (15) days' prior written notice of a change thereof is delivered as provided in this Paragraph 14 ) shall be as set forth below on the signature pages hereof in the case of Shareholders and Agent and as set forth in the Loan Agreement in the case of Borrower.

      xv. NO ORAL AGREEMENTS. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG SHAREHOLDERS, BORROWER AND AGENT AND THE BANKS RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG SUCH PARTIES.

      xvi. Joint and Several Obligations, Etc. Except for certain representations and warranties made by only one of Shareholders pursuant to Paragraph 3 of this Agreement, all obligations, covenants, agreements, representations and warranties under this Agreement or contained in this Agreement shall constitute and be the joint and several obligations, covenants, agreements, representations and warranties of each Shareholder; provided however, that in no event shall the amount of Capital Contributions or Subordinated Loans made pursuant to this Agreement by Shareholders exceed individually or in the aggregate DM 125,000,000 (Deutsche Mark One Hundred Twenty-Five Million).


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      xvii. Survival. All representations,  warranties, covenants and agreements of any Shareholder or Borrower in this Agreement shall survive the execution of this Agreement.

      xviii.Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same Agreement.

      xix. CONSENT TO JURISDICTION, VENUE. EACH SHAREHOLDER REPRESENTS AND WARRANTS THAT IT IS NOT ENTITLED TO IMMUNITY FROM JUDICIAL PROCEEDINGS AND AGREES THAT, SHOULD AGENT OR ANY BANK BRING ANY SUIT, ACTION OR PROCEEDING IN ANY JURISDICTION DESCRIBED BELOW TO ENFORCE ANY OBLIGATION OR LIABILITY OF SUCH SHAREHOLDER UNDER THIS AGREEMENT NO IMMUNITY FROM SUCH SUIT, ACTION OR PROCEEDING WILL BE CLAIMED BY OR ON BEHALF OF SUCH SHAREHOLDER OR WITH RESPECT TO ITS PROPERTY. EACH SHAREHOLDER IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN THE CITY OF NEW YORK, STATE OF NEW YORK, OR IN THE CITY OF HOUSTON, STATE OF TEXAS, OR IN THE CITY OF DALLAS, STATE OF TEXAS, OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH SHAREHOLDER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR MAY HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH SHAREHOLDER AGREES THAT A FINAL AND NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT SHALL BE CONCLUSIVE AND BINDING UPON SUCH SHAREHOLDER AND MAY BE ENFORCED IN ANY OTHER COURTS TO THE JURISDICTION OF WHICH SUCH SHAREHOLDER IS SUBJECT BY A SUIT UPON SUCH JUDGMENT, PROVIDED THAT SERVICE OF PROCESS IS EFFECTED UPON SUCH SHAREHOLDER IN ONE OF THE MANNERS SPECIFIED IN PARAGRAPH 21 BELOW OR AS OTHERWISE PERMITTED BY LAW.

      xx. Appointment of Agent. Each Shareholder hereby irrevocably designates and appoints Prentice-Hall Corporation System, Inc., 15 Columbus Circle, New York, NY 10023, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any suit, action or proceeding of the nature referred to in Paragraph 19 of this Agreement in any court

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            sitting in the City of New York,  State of New York,  in the City of
            Houston, State of Texas, or in the City of Dallas, State of Texas, respectively. Said designation and appointment shall be irrevocable. If such agent for service shall cease so to act, each Shareholder covenants and agrees that it shall irrevocably designate and appoint without delay another such agent satisfactory to Agent and shall deliver promptly to Agent evidence in writing of such other agent's acceptance of such appointment.

      xxi. Service of Process. Each Shareholder hereby consents to process being served in any suit, action or proceeding of the nature referred to in Paragraph 19 of this Agreement either (a) by the mailing of a copy thereof by registered mail (registered airmail if addressed to a location in a country other than the country of mailing), postage prepaid, return receipt requested, to the address for such Shareholder set forth below such Shareholder's name on the signature pages hereof or to any other address of which such Shareholder shall have given written notice to Agent pursuant to Paragraph 14 of this Agreement or (b) by serving a copy thereof upon Prentice-Hall Corporation System, Inc. at its appropriate address set forth in Paragraph 20 of this Agreement, as such Shareholder's agent for service of process (provided that, to the extent lawful and possible, written notice of said service upon said agent of such Shareholder may be mailed by registered mail (registered airmail if addressed to a location in a country other than the country of mailing), postage prepaid, return receipt requested, to such Shareholder at its address specified above or to any other address of which such Shareholder shall have given written notice to Agent). Each Shareholder irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service and agrees that such service (i) shall be deemed in every respect effective service of process upon such Shareholder in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such Shareholder.

      xxii. No Limitation on Service or Suit. Nothing in Paragraphs 19, 20 or 21 of this Agreement shall (a) affect the right of Agent or any Bank to serve process in any manner permitted by law or (b) limit the right of Agent or any Bank or other holder to bring proceedings against any Shareholder in the courts of any other jurisdiction.

      xxiii.Financial Reporting. So long as this Agreement remains in effect, Shareholders agree that they will deliver to Agent, in sufficient copies for distribution to all Banks, the following financial information:

                        (i) As soon as the same become available, but in any event within 120 (one hundred twenty) days after the end of the fiscal year, the audited consolidated financial statements and consolidating financial statements (which consolidating

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                              financial  statements are not separately  reported
                              on  by  independent  public   accountants)  of  NL
                              Industries and its subsidiaries for such fiscal year and the consolidating financial statements (not separately reported on by independent public accountants) of Kronos and its subsidiaries for such fiscal year; each presented in conformity
                              with  U.S.   GAAP  with   changes  in   accounting
                              principles, if any, from the prior fiscal year, specified in the certificates described below, together with certificates executed by a Vice President of NL Industries, in form and substance reasonably satisfactory to Agent, and otherwise certifying that such financial statements have been prepared in accordance with U.S. GAAP and fairly present the financial condition and results of operation of the Persons subject thereof.

                        (ii) Within 90 (ninety) days after the end of each fiscal quarter (excluding the fourth quarter), unaudited consolidated and consolidating financial statements of NL Industries and its subsidiaries and unaudited consolidating financial statements of Kronos and its subsidiaries; each presented in conformity with U.S. GAAP with changes in accounting principles, if any, from the prior fiscal year, specified in the certificates described below, for each fiscal quarter (excluding the fourth quarter), and certificates executed by a Vice President of NL Industries, in form and substance reasonably satisfactory to Agent, and otherwise certifying that such financial statements have been prepared in accordance with U.S. GAAP and fairly present the financial condition and results of operation of the Persons subject thereof.

                        (iii) Promptly deliver notice thereof to Agent, upon the
                              commencement of any action or other proceedings by or against any Shareholder under any bankruptcy, insolvency or other similar law.

                        (iv) Upon request of Agent, furnish Agent with such information about the business, assets and financial condition of any Shareholder and/or any other Persons Controlled directly or indirectly by such Shareholder as Agent or any Bank may reasonably request, provided, however, that delivery of such information is subject to receipt of an executed Confidentiality Agreement with

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                              respect  to   confidential   information  of  such
                              Shareholder or Person.



SECOND AMENDED AND RESTATED LIQUIDITY UNDERTAKING - Page 19



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      IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first written above.

                                    NL INDUSTRIES, INC.


                                    By:    /s/ Susan E. Alderton
                                    Name:  Susan E. Alderton
                                    Title: Vice President & Treasurer

                                    By:
                                    Name:
                                    Title:

                                    Address for Notices:

                                    70 East 55th Street
                                    New York, New York 10022
                                    Attention: Ms. Susan E. Alderton
                                    Telefax: 212-421-7209


                                    KRONOS, INC.


                                    By:    /s/ Susan E. Alderton
                                    Name:  Susan E. Alderton
                                    Title: Vice President & Treasurer


                                    By:
                                    Name:
                                    Title:

                                    Address for Notices:

                                    c/o NL Industries, Inc.
                                    70 East 55th Street
                                    New York, New York 10022
                                    Attention: Ms. Susan E. Alderton
                                    Telefax: 212-421-7209



SECOND AMENDED AND RESTATED LIQUIDITY UNDERTAKING - Page 20

                           KRONOS INTERNATIONAL, INC.


                                    By:    /s/ E. Gaertner
                                    Name:  E. Gaertner
                                    Title: President


                                    By:    /s/ V. Roth
                                    Name:  V. Roth
                                    Title: Vice President & Controller


      The undersigned has executed this Agreement solely for the purpose of confirming receipt of this Agreement and reliance on this Agreement by Agent and Banks effective as of the date first written above.

HYPOBANK INTERNATIONAL S.A.


By:     /s/ Michael Bisch
Name:   Michael Bisch
Title:  Charge de Service


By:
Name:
Title:

Address for Notices:

4, rue Alphonse Weicker
L-2721 Luxembourg-Kirchberg
Attention:  Michael Bisch
Telefax:    (011) 352-4272-4510


SECOND AMENDED AND RESTATED LIQUIDITY UNDERTAKING - Page 21



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